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Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:  Carlyle Income Plus, Ltd.
     Commission File No. 000-16975
     Form 8-K

Gentlemen:

Transmitted, for the above-captioned registrant, is the electronically filed executed copy of registrant's current report on Form 8-K dated November 17, 1997.

Thank you.

Very truly yours,

Carlyle Income Plus, Ltd.


By:  JMB Realty Corporation
     (Corporate General Partner)


     By:  GAILEN J. HULL
          Gailen J. Hull, Senior Vice President
          and Principal Accounting Officer



Enclosures

                          FORM 8-K


             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                       CURRENT REPORT



           Pursuant to Section 13 or 15 (d) of the
               Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): November 17, 1997



                    CARLYLE INCOME PLUS, LTD.
                    -------------------------

     Exact name of registrant as specified in its charter)


       Illinois            000-16975           36-3439532
    -----------------    ---------------       ----------

    (State of Organization)  (Commission)   (IRS Employer
                            File Number)   Identification
                                               Number)


         900 N. Michigan Avenue, Chicago, Illinois 60611
        -------------------------------------------------

           (Address of principal executive office)



  Registrant's telephone number, including area code: (312)
                          915-1987.
------------------------------------------------------------
                           -------
                     SUNRISE TOWN CENTER

                      SUNRISE, FLORIDA
                 ---------------------------

ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.  On December

16, 1997, Carlyle Income Plus, Ltd. (the "Partnership"),  an

Illinois  limited  partnership, sold the  land  and  related improvements  (that it owned) known as Sunrise  Town  Center

(the   "Property"),  an  approximately  243,000  square-foot

shopping center located in Sunrise, Broward County, Florida.

The  Partnership owned approximately 76,000 square  feet  of leasable  space at the Property and also the land underlying a  major tenant's (Upton's) approximately 52,000 square-foot

store.    This  tenant  and  another  major  store  operator

(Walmart), which occupies approximately 115,000 square feet,

each  owned their own store at the Property and continue  to do  so  after the Partnership's sale. The Property  contains approximately 16.5 acres (excluding the Walmart store).  The purchaser,  PEBB  Enterprises Sunrise Town  Center  Ltd.,  a

Florida  limited  Partnership, is not  affiliated  with  the

Partnership or its General Partners and the sale  price  was determined by arm's-length negotiations.

      On November 17, 1997, the Partnership entered into  an

agreement  to  sell  the  Property  for  a  sale  price   of

$4,100,000. The Partnership received the sale price in  cash at  closing, net of estimated selling costs of approximately

$200,000  and operating prorations of approximately  $45,000

(subject  to  reprorations).  The Property was approximately

65%  occupied at the date of sale.  The sale resulted in  no significant  gain or loss  to the Partnership for  financial

reporting   purposes,  primarily  as  a  result   of   value

impairment  provisions totaling $9,250,000 recorded  by  the

Partnership in 1995, 1996 and 1997.  Also, the Property  was

classified  as held for sale or disposition as  of  December

31,  1996  and  therefore has not been subject to  continued

depreciation  as  of  that  date  for  financial   reporting

purposes.  In addition, the Partnership expects to recognize a  loss  on  sale  of approximately $8,900,000  for  Federal income tax reporting purposes in 1997.

      In  connection with the sale of this property,  as  is

customary  in such transactions, the Partnership  agreed  to certain  representations and warranties, with  a  stipulated

survival  period  which  expires  in  mid-September,   1998.

Although  it is not expected, the Partnership may ultimately

have   some   liability   under  such  representations   and

warranties.

      The  Partnership Agreement provides that distributions

of  sale proceeds are to be initially allocated 99%  to  the

Holders  of  Interests (as defined) and 1%  to  the  General

Partners.   However, upon the completion of the  liquidation

of the Partnership and final distribution of all Partnership funds,  all previous distributions of sale proceeds  to  the

General Partners are to be repaid to the Partnership to  the extent that the Holders of Interests have not received  sale proceeds equal to their initial capital investment plus a 6%

return on their investment (as defined). Upon receipt by the

Holders  of  Interests  of  such preferred  return,  further distributions, if any, of sale proceeds are to be  allocated to  the  General  Partners until the General  Partners  have received  distributions in an amount  equal  to  3%  of  the aggregate  selling prices of all properties sold,  with  the remaining  balance to be distributed 85% to the  Holders  of

Interests  and  15%  to  the  General  Partners;   provided,

however, that such 3% and 15% of sale proceeds distributable to  the  General Partners are subordinate to the Holders  of

Interests'  receipt  of  a 9% return  on  their  investment.

Since  the Holders of Interests are not expected to  receive an  amount  equal to their initial contributed capital  from the  aggregate  sale  proceeds of all of  the  Partnership's investment  properties, the General Partners  are  currently deferring  their  share of distributable proceeds  from  all property sales.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements.  Not Applicable

     (b)  Pro Forma Financial Information- Narrative.

      As  a  result of the sale of the Property, beyond  the

date  of  sale  there will be no further  rental  and  other income, property operating expenses and provision for  value impairment  recorded  for  the  Property  in  the  financial statements  of  the Partnership, which for the Partnership's most  recent  reported fiscal year (the year ended  December

31,   1996)  were  approximately  $1,203,000,  $447,000  and

$2,050,000, respectively.  Rental and other income, property operating  expenses and provision for value  impairment  for

the  Property  were  approximately $878,000,  $487,000   and

$2,900,000,   respectively,  for  the  nine   months   ended

September  30, 1997.  Also, as a result of the sale  of  the

Property,  there  are  no  further  assets  and  liabilities related  to  the  Property,  which  at  September  30,  1997 consisted  of land and buildings and improvements  held  for sale  or  disposition of approximately $3,803,000; cash  and other  current assets of approximately $1,336,000;  deferred

expenses   and  other  noncurrent  assets  of  approximately

$104,000; current liabilities of approximately $202,000, and

tenant  security  deposits  of approximately  $23,000.   The

remaining   operations  of  the  Partnership  will   consist

primarily  of the operations of the Partnership's  remaining owned  investment  property (through a joint  venture),  the

Landings Shopping Center, which operations are reflected  in the  Partnership's financial statements on the equity method of accounting.

     (c)  Exhibits.

           99.1    Real Property Purchase Agreement  between

Carlyle Income  Plus, Ltd. and PEBB Enterprises Sunrise Town  Center

Ltd., dated November 17, 1997.















                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    CARLYLE INCOME PLUS, LTD.
                    By:  JMB Realty Corporation
                         Corporate General partner


                          By:
                              __________________________________
                              GAILEN J. HULL
                              Gailen J. Hull
                              Senior Vice President and
                              Principal Accounting Officer

Date: December 29, 1997